Exhibit 32.2

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

OF RIGNET, INC.

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q for the period ended June 30, 2018 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tonya M. McDermott, Principal Financial Officer, and I, Benjamin Carter, Principal Accounting Officer, of RigNet, Inc. (the “Company”), hereby certify, to my knowledge, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 6, 2018	/s/ TONYA M. MCDERMOTT
Tonya M. McDermott
Interim Chief Financial Officer and Vice President of Tax and Treasury (Principal Financial Officer)

/s/ BENJAMIN A. CARTER
Benjamin A. Carter
Director of Accounting and Reporting (Principal Accounting Officer)